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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to section 13 of 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 19, 2001


                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038


         Rhode Island                                      05-036-6090
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)


                 475 Kilvert Street, Warwick, Rhode Island 02886
          (Address of principal executive offices, including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)


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Item 5.       Other Events

         The July, 2001 Press Release of the Registrant attached hereto as
EXHIBIT 99.1 is incorporated herein by reference.

Item 7 (c)    Exhibits

99.1     Press Release, dated July 19, 2001 of Network Six, Inc.